As filed with the Securities and Exchange Commission on November 23, 2005

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8‑K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
November 17, 2005

BANK OF AMERICA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	1-6523 (Commission File Number)	56-0906609 (IRS Employer Identification No.)

100 North Tryon Street
Charlotte, North Carolina 28255
(Address of principal executive offices)

(800) 299-2265
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.  OTHER ITEMS.

By action dated November 17, 2005, the Registrant approved the public offering of an aggregate principal amount of the Registrant's (i) $500,000,000 One-Month LIBOR Floating Rate Senior Notes, due November 2008, and (ii) $1,500,000,000 Three-Month LIBOR Floating Rate Senior Notes, due November 2008 (collectively, the "Notes"), to various underwriters (the "Underwriters") and otherwise established the terms and conditions of the Notes and the sale thereof.

            On November 17, 2005, the Registrant entered into underwriting agreements with the various Underwriters (the "Underwriting Agreement") for the Notes. The terms of the offerings and the Notes are described in the Registrant's Prospectus dated April 14, 2004 constituting a part of the Registration Statement (hereinafter described), as supplemented by a final Prospectus Supplement dated November 17, 2005.

            The Notes were issued pursuant to the Registrant's Registration Statement on Form S-3, Registration No. 333-112708 ("Registration No. 333-112708"), on a delayed basis pursuant to Rule 415 under the Securities Act of 1933, as amended.  Registration No. 333-112708 registered up to $30,000,000,000 aggregate initial offering price of the Registrant's unsecured debt securities (either senior or subordinated), warrants, units and shares of its preferred stock, including depositary shares, and common stock.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
1.1	Underwriting Agreement dated November 17, 2005 with respect to the offering of the $500,000,000 One-Month LIBOR Floating Rate Senior Notes, due November 2008
1.2	Underwriting Agreement dated November 17, 2005 with respect to the offering of the $1,500,000,000 Three-Month LIBOR Floating Rate Senior Notes, due November 2008
4.1	Form of One-Month LIBOR Floating Rate Senior Note, due November 2008
4.2	Form of Three-Month LIBOR Floating Rate Senior Note, due November 2008
5.1

Opinion of Helms Mulliss & Wicker, PLLC, regarding legality of each of the One-Month LIBOR Floating Rate Senior Notes, due November 2008 and the Three-Month LIBOR Floating Rate Senior Notes, due November 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:       /s/ TERESA M. BRENNER
                                                                        TERESA M. BRENNER

Associate General Counsel

Dated:  November 23, 2005

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
1.1	Underwriting Agreement dated November 17, 2005 with respect to the offering of the $500,000,000 One-Month LIBOR Floating Rate Senior Notes, due November 2008
1.2	Underwriting Agreement dated November 17, 2005 with respect to the offering of the $1,500,000,000 Three-Month LIBOR Floating Rate Senior Notes, due November 2008
4.1	Form of One-Month LIBOR Floating Rate Senior Note, due November 2008
4.2	Form of Three-Month LIBOR Floating Rate Senior Note, due November 2008
5.1

Opinion of Helms Mulliss & Wicker, PLLC, regarding legality of each of the One-Month LIBOR Floating Rate Senior Notes, due November 2008 and the Three-Month LIBOR Floating Rate Senior Notes, due November 2008